UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2012

THRESHOLD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way, Suite 300
South San Francisco, California 94080

(Address of principal executive offices)(Zip Code)

(650) 474-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 17, 2012, Threshold Pharmaceuticals, Inc. issued a press release announcing that data from a randomized open-label Phase 2b clinical trial of investigational hypoxia-targeted drug TH-302 in patients with advanced pancreatic cancer will be presented at the European Society for Medical Oncology (ESMO) 2012 Congress in Vienna taking place September 28 – October 2, 2012.

The Company also announced new findings of overall survival results, a secondary endpoint, of the Phase 2b clinical trial evaluating the efficacy and safety of two doses of TH-302 in combination with gemcitabine compared to gemcitabine alone in patients with advanced pancreatic cancer. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release dated September 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THRESHOLD PHARMACEUTICALS, INC.

By:	/s/ Joel A. Fernandes
Joel A. Fernandes Vice President, Finance and Controller

Date: September 17, 2012

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press release dated September 17, 2012.